UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2014

NIM
Nuveen Select Maturities Municipal Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	14

Portfolio of Investments	15

Statement of Assets and Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	34

Additional Fund Information	42

Glossary of Terms Used in this Report	43

Reinvest Automatically, Easily and Conveniently	44

Annual Investment Management Agreement Approval Process	45

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
November 21, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Select Maturities Municipal Fund (NIM)

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, discusses key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund. Paul has managed NIM since 2006.

What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2014?

During this reporting period, the rally in the municipal market continued, driven by strong demand and tight supply and reinforced by an environment of improving fundamentals. For the reporting period, municipal bond prices generally rose, while interest rates declined. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

Despite the challenge presented by the general decline in new municipal issuance nationally, we continued to find selected opportunities to purchase bonds in both the primary and secondary markets that helped keep NIM fully invested. During this reporting period, declining interest rates produced a sharp increase in current calls, as bond issuers sought to lower costs through refinancings. During the third quarter of 2014, we saw refunding activity increase by more than 64%. As a result, much of our focus was on reinvesting the cash produced by these calls into bonds with intermediate and longer maturities across the credit spectrum that could help offset the decline in rates.

During this reporting period, NIM found value in diversified areas of the marketplace, including the tax-backed sector, health care and utilities, where we added electric power bonds issued by the City of Indianapolis and bonds issued by Long Island Power Authority (LIPA) in New York. We continued to hold the water and sewer bonds issued by the City of Detroit as it refinanced approximately $1.8 billion of existing debt with lower cost bonds, resulting in savings of $250 million for the city over the life of the bonds. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case, which led to a rally in the prices of these bonds. We also continued to find the transportation sector attractive, holding those credits issued for a new bridge to replace the Tappan Zee across the Hudson River (the “New” New York Bridge). Other additions to our portfolio included bonds issued for the BP (British Petroleum) project in northwest Indiana, which provided strong ratings and good yields. Although supply remained tight, we continued to be selective in our purchases, often adding to existing holdings that offered features we liked when we found opportunities at attractive prices in the secondary market.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

We also slightly increased NIM’s allocation to A-rated bonds while maintaining our exposure to lower rated bonds, given the positive trend and additional yield premiums we saw in these credit sectors. The majority of our purchases were in the intermediate part of the yield curve, although we also bought bonds with longer maturities since NIM had the flexibility to add these bonds and still maintain the Fund’s intermediate maturity mandate. In keeping with its investment parameters, NIM maintains an average effective maturity of twelve years or less for its portfolio holdings.

Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund’s income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. In addition, as previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve made refunding deals more attractive, and the increase in this activity provided ample cash for purchases. NIM also sold holdings of sales tax revenue bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA).

How did NIM perform during the six-month reporting period ended September 30, 2014?

The table in NIM’s Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2014. The Fund’s returns at net asset value (NAV) are compared with the performance of corresponding market indexes.

For the six months ended September 30, 2014, the total return at NAV for NIM performed in line with the return for the S&P Municipal Bond Intermediate Index and underperformed the national S&P Municipal Bond Index. Key management factors that influenced the Fund’s performance included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Fund fully invested throughout the reporting period also was beneficial for performance.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. NIM’s duration was a little short of that of the S&P Municipal Bond Intermediate Index, with a slight overexposure to bonds with very short maturities. This detracted from the Fund’s performance for the reporting period. We continue to hold these shorter bonds in our portfolio because of the higher levels of income they produce.

During the reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk in their search for yield in the current low rate environment. With an overweight in BBB-rated and A-rated bonds and good exposure to non-rated bonds, credit exposure was positive for NIM’s performance during this reporting period.

Among the municipal market sectors, health care bonds generally were the top performers, with industrial development revenue (IDR), transportation, water and sewer, and education credits also outperforming the general municipal market. The outperformance of the health care sector can be attributed in part to the current scarcity of these bonds, as issuance in this sector declined 31% during the first nine months of 2014. NIM had good weightings in health care and transportation (specifically tollroads), which benefited performance. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but managed to finish the reporting period slightly ahead of the national municipal market as a whole, although results varied from state to state. The performance of these bonds was helped by their longer maturities and lower credit ratings. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. As of September 30, 2014, NIM had allocations of tobacco bonds issued by California, the District of Columbia, Illinois, New Jersey, New York, Ohio and Rhode Island. This represented an overweighting in tobacco credits relative to the index, which was helpful for NIM’s performance.

6	Nuveen Investments

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. As of September 30, 2014, NIM was overweighted in pre-refunded bonds relative to the market average, which detracted from performance. General obligation (GO) credits also generally trailed the revenue sectors as well as the municipal market as a whole for the period. This included California and New York state GOs, which underperformed despite upgrades in June and July 2014, as well as Illinois GOs, as the state continued to face fiscal difficulties, primarily related to pension issues and credit rating pressure.

We continued to monitor two situations in the broader municipal market for any impact on NIM’s holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. Regarding Puerto Rico, shareholders should note that NIM’s exposure to Puerto Rico debt at the end of the reporting period was less than 1%. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Fund as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico GO debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of September 2014, the Nuveen complex held $70.9 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of September 30, 2014. For the reporting period ended September 30, 2014, Puerto Rico paper as a whole underperformed the general municipal market, although performance differed according to the type of assets held.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Given the complexity of the city’s debt portfolio, number of creditors, numerous union contracts, and significant legal questions to be resolved, Detroit’s municipal bankruptcy case has been ongoing. As of October 2014 (subsequent to the close of this reporting period), all of the major creditors had reached agreement on the city’s plan to restructure its $18 billion of debt and emerge from bankruptcy and a ruling by the U.S. Bankruptcy Court on the fairness, legality, and feasibility of the city’s bankruptcy exit plan was confirmed on November 7, 2014. Shareholders of NIM should note that the Fund has small exposures to insured Detroit GO bonds and insured Detroit water and sewer credits that total approximately 1% of its portfolio. During this reporting period, we also participated in the new issue offering of Detroit water and sewer credits, buying insured credits that performed well as they rallied following the positive developments described in this report’s strategies section. The Fund’s holdings of bonds issued for Detroit City Schools, Wayne County Airport and Detroit Downtown Development Authority are not part of the city’s bankruptcy filing.

Nuveen Investments	7

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of September 30, 2014. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s monthly distributions to shareholders were as shown in the accompanying table.

Per Share
Ex-Dividend Date	Amounts
April 2014	$0.0285
May	0.0285
June	0.0285
July	0.0285
August	0.0285
September 2014	0.0285

Market Yield*	3.27%
Taxable-Equivalent Yield*	4.54%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2014, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the six months ended September 30, 2014 were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of the Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

8	Nuveen Investments

SHARE REPURCHASES

As of September 30, 2014, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares Cumulatively Repurchased and Retired	0
Shares Authorized for Repurchase	1,245,000

OTHER SHARE INFORMATION

As of September 30, 2014, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.56
Share Price	$10.46
Premium/(Discount) to NAV	(0.95)%
6-Month Average Premium/(Discount) to NAV	(1.75)%

Nuveen Investments	9

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like this Fund frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in the Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

10	Nuveen Investments

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Nuveen Investments	11

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at NAV	3.40%	6.57%	4.34%	4.43%
NIM at Share Price	4.46%	11.20%	4.12%	5.12%
S&P Municipal Bond Intermediate Index	3.39%	6.46%	4.66%	4.78%
S&P Municipal Bond Index	4.21%	8.30%	4.84%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	97.8%
Corporate Bonds	0.0%
Short-Term Investments	0.2%
Other Assets Less Liabilities	2.0%

Credit Quality
(% of total investments)
AAA/U.S.Guaranteed	13.4%
AA	28.5%
A	34.5%
BBB	18.2%
BB or Lower	2.6%
N/R	2.8%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.9%
Tax Obligation/General	14.8%
Utilities	14.3%
Health Care	13.8%
Transportation	9.9%
U.S. Guaranteed	9.6%
Other Industries	13.7%

States
(% of total municipal bonds)
Illinois	13.8%
Texas	9.0%
Pennsylvania	8.2%
Florida	7.1%
New York	5.8%
California	5.8%
New Jersey	5.6%
South Carolina	4.8%
Ohio	4.4%
Colorado	3.1%
Michigan	2.8%
Indiana	2.6%
Arizona	2.6%
Wisconsin	2.3%
Nevada	2.2%
Other States	19.9%

Nuveen Investments	13

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NIM; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

NIM
Common
shares
To approve a new investment management agreement
For	5,278,700
Against	167,457
Abstain	142,829
Broker Non-Votes	1,741,018
Total	7,330,004
To approve a new sub-advisory agreement
For	5,271,724
Against	184,363
Abstain	132,899
Broker Non-Votes	1,741,018
Total	7,330,004
Approval of the Board Members was reached as follows:
William Adams IV
For	7,103,806
Withhold	226,198
Total	7,330,004
David J. Kundert
For	7,075,037
Withhold	254,967
Total	7,330,004
John K. Nelson
For	7,104,288
Withhold	225,716
Total	7,330,004
Terence J. Toth
For	7,094,801
Withhold	235,203
Total	7,330,004

14	Nuveen Investments

NIM
Nuveen Select Maturities Municipal Fund
	Portfolio of Investments	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8%
	MUNICIPAL BONDS – 97.8%
	Alabama – 0.1%
$180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$181,242
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	176,605
	Arizona – 2.5%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
60	5.000%, 2/01/20	No Opt. Call	BBB+	69,545
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	321,877
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	473,437
685	5.000%, 7/01/26	7/22 at 100.00	A1	757,151
685	5.000%, 7/01/27	7/22 at 100.00	A1	754,945
100	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	Baa1	101,644
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
100	5.000%, 12/01/17	No Opt. Call	A–	110,694
100	5.250%, 12/01/19	No Opt. Call	A–	115,405
35	5.000%, 12/01/32	No Opt. Call	A–	39,829
480	5.000%, 12/01/37	No Opt. Call	A–	547,315
2,960	Total Arizona			3,291,842
	Arkansas – 0.6%
500	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	511,220
315	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	329,981
815	Total Arkansas			841,201
	California – 5.4%
300	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	364,035
240	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	248,030
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	127,695
160	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	163,450
500	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	595,465
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	Aa3	602,490
185	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	206,373
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	274,035

Nuveen Investments	15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$600	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	$556,128
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32	9/24 at 100.00	N/R	109,779
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	383,235
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	269,625
250	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	269,625
500	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	539,250
295	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	233,507
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA	1,394,860
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	39,736
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	746,920
8,680	Total California			7,124,238
	Colorado – 3.1%
2,895	Centennial Downs Metropolitan District, Colorado, General Obligation Bonds, Series 1999, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	N/R (4)	2,918,941
55	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	24,007
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	314,530
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20	No Opt. Call	N/R	542,180
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	223,660
4,650	Total Colorado			4,023,318
	Connecticut – 1.9%
930	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)	No Opt. Call	AAA	930,102
1,570	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A–	1,596,690
2,500	Total Connecticut			2,526,792
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	BBB–	178,973
	District of Columbia – 0.2%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	125,935
150	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	173,505
270	Total District of Columbia			299,440
	Florida – 7.0%
100	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.375%, 6/01/16	No Opt. Call	A+	108,035
160	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	181,101

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$370	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	$407,888
	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,215	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	1,239,677
420	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	AA–	447,271
	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	A+	56,906
455	5.000%, 6/01/20	No Opt. Call	A+	532,796
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	671,904
520	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	533,031
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA	11,223
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	11,193
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	859,755
270	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	280,430
2,000	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2005, 5.000%, 10/01/22 – AMBAC Insured	10/15 at 100.00	AA–	2,094,100
65	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB	72,105
130	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	139,467
710	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	782,676
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	140,974
350	5.000%, 9/01/23	9/22 at 100.00	A+	405,647
185	5.000%, 9/01/25	9/22 at 100.00	A+	211,721
8,490	Total Florida			9,187,900
	Georgia – 1.0%
270	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	AA– (4)	311,072
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	1,036,728
1,170	Total Georgia			1,347,800
	Guam – 0.1%
140	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	158,407
	Hawaii – 0.2%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	219,610
	Idaho – 0.1%
100	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BB+	100,303

Nuveen Investments	17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 13.5%
$1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series 2006, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	Aa3	$1,578,795
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA	379,512
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA	2,182,039
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	488,807
640	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	692,205
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	BBB	259,698
700	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	2/15 at 100.00	BBB–	702,646
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	A–	407,633
325	5.000%, 2/01/26	2/24 at 100.00	A–	355,638
110	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	111,269
290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	304,645
425	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	445,421
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	A–	436,387
325	5.000%, 8/01/21	No Opt. Call	A–	363,158
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,112,130
275	5.000%, 8/01/23	No Opt. Call	A–	304,530
	Illinois State, General Obligation Bonds, Series 2006A:
15	5.000%, 6/01/24	12/16 at 100.00	A–	15,857
10	5.000%, 6/01/27	12/16 at 100.00	A–	10,403
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A–	240,493
25	Illinois State, General Obligation Bonds, Series 2007A, 5.500%, 6/01/15	No Opt. Call	A–	25,837
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A–	319,653
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	A–	316,708
240	5.500%, 7/01/26	7/23 at 100.00	A–	269,748
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,279,577
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	720,520
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
705	5.000%, 6/01/19	No Opt. Call	A	810,531
1,000	5.250%, 6/01/21	No Opt. Call	A	1,181,540
60	6.250%, 6/01/24	6/16 at 100.00	A–	65,419
700	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	818,503
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/22	No Opt. Call	A+	548,945
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/28	6/18 at 100.00	AA	398,505
570	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	640,247
16,750	Total Illinois			17,786,999

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.5%
$190	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	$194,898
180	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	194,234
175	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	192,234
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	1,028,550
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	A	159,305
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	291,659
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	260,930
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 5.000%, 2/01/29	8/24 at 100.00	A	284,650
695	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 0.000%, 6/01/44	No Opt. Call	A2	695,577
3,135	Total Indiana			3,302,037
	Iowa – 0.7%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2	544,895
335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	356,065
835	Total Iowa			900,960
	Kansas – 0.2%
100	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/22	No Opt. Call	A+	118,661
200	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	140,264
300	Total Kansas			258,925
	Kentucky – 1.3%
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	377,692
65	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)	1/15 at 100.60	AAA	65,322
385	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	425,983
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	381,004
150	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	152,112
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	325,130
1,610	Total Kentucky			1,727,243
	Louisiana – 0.7%
55	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AMBAC Insured	6/16 at 100.00	A–	58,385

Nuveen Investments	19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
$105	5.875%, 6/01/23	6/18 at 100.00	AA	$121,265
10	6.000%, 6/01/24	6/18 at 100.00	AA	11,566
255	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	267,069
385	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	412,008
810	Total Louisiana			870,293
	Maine – 0.1%
25	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	24,829
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	40,188
60	Total Maine			65,017
	Massachusetts – 1.5%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	525,720
250	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	2/15 at 100.00	AA–	250,215
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	100,125
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	470,000
500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	521,265
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
100	5.000%, 8/15/18 – AMBAC Insured	8/17 at 100.00	AA+	112,676
25	5.000%, 8/15/20 – AMBAC Insured	8/17 at 100.00	AA+	28,095
1,945	Total Massachusetts			2,008,096
	Michigan – 2.8%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23	No Opt. Call	BB	224,860
1,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/14 at 100.00	AA–	1,000,210
50	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	50,002
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	176,628
100	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7, 5.000%, 7/01/32 – NPFG Insured	7/24 at 100.00	AA–	108,720
280	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/18	No Opt. Call	A+	312,586
200	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	215,682
1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	1,019,230
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	545,615
3,680	Total Michigan			3,653,533
	Minnesota – 0.2%
260	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	263,229

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.5%
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1:
$70	5.000%, 9/01/16	3/15 at 100.00	A	$70,260
300	5.000%, 9/01/24	3/15 at 100.00	A	301,134
250	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company, Series 2006A, 4.800%, 8/01/30	2/15 at 100.00	BBB	250,193
620	Total Mississippi			621,587
	Missouri – 1.3%
25	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 4.750%, 6/01/25	6/15 at 100.00	A	25,602
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	109,195
275	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	326,906
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,175,020
1,400	Total Missouri			1,636,723
	Montana – 0.3%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	1/23 at 100.00	N/R	266,575
115	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	11/14 at 100.00	AA– (4)	129,937
375	Total Montana			396,512
	Nebraska – 0.9%
1,000	Dodge County School District 1, Nebraska, Fremont Public Schools, General Obligation Bonds, Series 2004, 5.000%, 12/15/19 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	A1 (4)	1,010,190
35	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/33	5/24 at 100.00	BBB+	35,166
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	110,930
1,135	Total Nebraska			1,156,286
	Nevada – 2.1%
1,325	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,559,605
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	290,495
50	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	53,981
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	886,654
2,400	Total Nevada			2,790,735
	New Hampshire – 0.5%
600	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	624,114
	New Jersey – 5.5%
190	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	191,267
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
15	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	15,560
120	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	130,622

Nuveen Investments	21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$150	4.000%, 6/15/19	No Opt. Call	BBB+	$164,366
275	5.000%, 6/15/20	No Opt. Call	BBB+	316,657
300	5.000%, 6/15/21	No Opt. Call	BBB+	346,515
335	5.000%, 6/15/22	No Opt. Call	BBB+	388,573
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	401,440
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	238,457
500	5.000%, 6/15/25	6/22 at 100.00	BBB+	564,060
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	168,126
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	103,708
300	5.000%, 6/15/28	No Opt. Call	BBB+	332,400
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	246,063
50	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A2	53,050
1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A2	699,526
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A2	1,743,795
285	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	329,318
170	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	190,910
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q, 3.000%, 1/01/22	No Opt. Call	A2	256,315
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
200	4.500%, 6/01/23	6/17 at 100.00	BB	198,050
100	4.625%, 6/01/26	6/17 at 100.00	B+	90,540
7,515	Total New Jersey			7,169,318
	New Mexico – 0.4%
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	567,131
	New York – 5.7%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	246,457
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA	911,249
415	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	479,520
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
170	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	142,718
55	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	42,521
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
145	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	152,897
220	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	233,539
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B:
25	5.000%, 12/01/35 – AGM Insured	6/16 at 100.00	AA	26,426
190	5.000%, 12/01/35	6/16 at 100.00	A–	200,547
330	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35	9/16 at 100.00	A–	351,024
405	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	AA–	435,764

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
$150	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	$163,776
435	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	474,555
10	4.000%, 12/01/18 – NPFG Insured	No Opt. Call	AA–	10,541
210	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	228,621
205	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	222,946
190	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	206,469
705	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	820,944
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA	402,408
565	5.000%, 6/01/18	No Opt. Call	AA	649,196
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
100	5.000%, 6/01/20	6/15 at 100.00	AA	103,131
215	5.000%, 6/01/21	6/16 at 100.00	AA	231,013
200	5.000%, 6/01/22	6/17 at 100.00	AA	222,422
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	483,452
6,690	Total New York			7,442,136
	North Dakota – 0.4%
500	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	BBB+	538,190
	Ohio – 4.3%
45	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	A1	48,708
1,325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	1,115,372
500	Columbus, Ohio, General Obligation Bonds, Various Purpose, Series 2014A, 5.000%, 2/15/20	No Opt. Call	AAA	595,995
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	508,814
250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	272,278
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	A1	27,302
30	4.000%, 10/01/19	No Opt. Call	A1	33,015
40	4.000%, 10/01/20	No Opt. Call	A1	44,063
45	5.000%, 10/01/21	No Opt. Call	A1	52,249
35	5.000%, 10/01/22	No Opt. Call	A1	40,793
175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	184,863
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	101,538
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/34	2/31 at 100.00	A+	1,564,560
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	1,037,560
6,050	Total Ohio			5,627,110
	Oklahoma – 0.8%
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%,7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	1,036,590

Nuveen Investments	23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 8.0%
$935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	$951,727
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	103,775
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	206,852
10	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.000%, 6/01/17	No Opt. Call	A	11,059
205	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	230,354
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27	1/24 at 100.00	AA	600,990
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	302,973
215	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/22	7/17 at 100.00	Aaa	239,667
180	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	190,084
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)	3/15 at 100.00	N/R (4)	252,522
125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	127,204
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	604,470
4,120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighteenth Series 2004, 5.000%, 8/01/15 – AMBAC Insured	2/15 at 100.00	BBB+	4,134,993
1,005	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,192,211
895	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	1,034,978
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	BBB+	375,659
9,875	Total Pennsylvania			10,559,518
	Puerto Rico – 0.4%
20	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 0.000%, 7/01/19 – AMBAC Insured	No Opt. Call	Caa1	15,586
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.000%, 4/01/27	No Opt. Call	BBB–	443,935
520	Total Puerto Rico			459,521
	Rhode Island – 1.3%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	217,772
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
430	6.125%, 6/01/32	12/14 at 100.00	BBB+	429,961
1,025	6.250%, 6/01/42	12/14 at 100.00	BBB–	1,024,887
1,655	Total Rhode Island			1,672,620
	South Carolina – 4.7%
515	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	560,083

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	$1,902,316
3,035	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	A3	3,692,835
5,090	Total South Carolina			6,155,234
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27	5/17 at 100.00	A+	1,057,180
	Tennessee – 0.2%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
100	4.000%, 1/01/22	No Opt. Call	A	110,590
180	5.000%, 1/01/23	No Opt. Call	A	212,040
280	Total Tennessee			322,630
	Texas – 8.8%
550	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	562,315
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2007:
130	5.000%, 5/01/23 – SYNCORA GTY Insured	5/17 at 100.00	A+	142,960
15	5.000%, 5/01/24 – SYNCORA GTY Insured	5/17 at 100.00	A+	16,495
40	5.000%, 5/01/25 – SYNCORA GTY Insured	5/17 at 100.00	A+	43,869
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A+	11,252
35	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 4.500%, 5/01/25 – NPFG Insured	5/16 at 100.00	AA–	36,997
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds, Series 2009:
25	5.000%, 5/01/29	5/19 at 100.00	A+	26,789
115	5.000%, 5/01/39	5/19 at 100.00	A+	121,672
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14) (5)	11/14 at 100.00	C	2,188
5	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	5,062
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	604,301
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/15/20	8/16 at 100.00	AAA	2,033,119
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	36,283
1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	9/16 at 100.00	A2	1,075,640
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	361,170
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.125%, 8/15/26	2/16 at 100.00	BBB	305,112
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa2	214,966
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	Baa2	107,986
100	5.250%, 12/01/28	12/25 at 100.00	Baa2	109,653
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
400	5.000%, 8/15/24	8/22 at 100.00	Aa2	464,940
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	439,538

Nuveen Investments	25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,155	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	$2,397,027
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	896,933
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
100	0.000%, 9/01/43	9/31 at 100.00	AA+	86,888
490	0.000%, 9/01/45	9/31 at 100.00	AA+	468,318
860	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.710%, 12/15/17	1/15 at 100.00	A–	859,871
100	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	107,222
10,820	Total Texas			11,538,566
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	576,392
	Virginia – 0.6%
250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/15 at 100.00	N/R	250,680
500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	541,190
750	Total Virginia			791,870
	Washington – 1.7%
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	1,135,134
380	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	424,623
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	A2	663,478
2,015	Total Washington			2,223,235
	Wisconsin – 2.3%
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	Aa3	852,637
15	5.000%, 4/01/22	No Opt. Call	Aa3	17,816
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/33	4/15 at 100.00	A	25,369
320	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A	363,405
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	747,212
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/17	No Opt. Call	AA	33,624
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
500	5.250%, 8/15/18	8/16 at 100.00	A–	535,815
180	5.250%, 8/15/34	8/16 at 100.00	A–	184,640
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
15	5.000%, 5/01/21	5/19 at 100.00	AA–	17,439
15	5.375%, 5/01/25	5/19 at 100.00	AA–	17,533
25	5.625%, 5/01/28	5/19 at 100.00	AA–	29,565
115	6.000%, 5/01/33	5/19 at 100.00	AA–	138,429
2,670	Total Wisconsin			2,963,484
$123,840	Total Municipal Bonds (cost $120,758,007)			128,420,685

26	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$16	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$2,906
4	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	590
$20	Total Corporate Bonds (cost $1,434)				3,496
	Total Long-Term Investments (cost $120,759,441)				128,424,181

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	California – 0.2%
$100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	$101,875
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	101,875
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	101,875
$300	Total Short-Term Investments (cost $300,000)				305,625
	Total Investments (cost $121,059,441) – 98.0%				128,729,806
	Other Assets Less Liabilities – 2.0%				2,603,482
	Net Assets – 100%				$131,333,288

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.
(ETM)	Escrowed to maturity.

            See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
	Assets and Liabilities	September 30, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $120,759,441)	$128,424,181
Short-term investments, at value (cost $300,000)	305,625
Cash	28,126
Receivable for:
Interest	1,559,069
Investments sold	2,252,345
Other assets	3,629
Total assets	132,572,975
Liabilities
Payable for:
Dividends	343,104
Investments purchased	795,985
Accrued expenses:
Management fees	50,014
Trustees fees	804
Other	49,780
Total liabilities	1,239,687
Net assets	$131,333,288
Shares outstanding	12,439,120
Net asset value (“NAV”) per share outstanding	$10.56
Net assets consist of:
Shares, $.01 par value per share	$124,391
Paid-in surplus	123,788,023
Undistributed (Over-distribution of) net investment income	323,958
Accumulated net realized gain (loss)	(573,449)
Net unrealized appreciation (depreciation)	7,670,365
Net assets	$131,333,288
Authorized shares	Unlimited

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of
	Operations	Six Months Ended September 30, 2014 (Unaudited)

Investment Income	$2,531,749
Expenses
Management fees	304,332
Shareholder servicing agent fees and expenses	3,466
Custodian fees and expenses	21,045
Trustees fees and expenses	2,107
Professional fees	12,643
Shareholder reporting expenses	20,277
Stock exchange listing fees	4,481
Investor relations expenses	8,779
Other expenses	6,151
Total expenses	383,281
Net investment income (loss)	2,148,468
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(88,331)
Change in net unrealized appreciation (depreciation) of investments	2,246,934
Net realized and unrealized gain (loss)	2,158,603
Net increase (decrease) in net assets from operations	$4,307,071

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
	Changes in Net Assets	(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/14	3/31/14
Operations
Net investment income (loss)	$2,148,468	$4,418,641
Net realized gain (loss) from investments	(88,331)	98,811
Change in net unrealized appreciation (depreciation) of investments	2,246,934	(3,354,937)
Net increase (decrease) in net assets from operations	4,307,071	1,162,515
Distributions to Shareholders
From net investment income	(2,127,089)	(4,286,521)
Decrease in net assets from distributions to shareholders	(2,127,089)	(4,286,521)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets from capital share transactions	—	—
Net increase (decrease) in net assets	2,179,982	(3,124,006)
Net assets at the beginning of period	129,153,306	132,277,312
Net assets at the end of period	$131,333,288	$129,153,306
Undistributed (Over-distribution of) net investment income at the end of period	$323,958	$302,579

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net		Net			From
		Investment		Realized/		From Net	Accumulated			Ending
	Beginning	Income		Unrealized		Investment	Net Realized		Ending	Market
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Value
Year Ended 3/31:
2015(c)	$10.38	$.17		$.18	$.35	$(.17)	$—	$(.17)	$10.56	$10.46
2014	10.63	.36		(.27)	.09	(.34)	—	(.34)	10.38	10.18
2013	10.45	.37		.18	.55	(.37)	—	(.37)	10.63	10.35
2012	10.02	.40		.44	.84	(.41)	—	(.41)	10.45	10.23
2011	10.22	.43		(.21)	.22	(.42)	—	(.42)	10.02	9.81
2010	9.68	.44		.52	.96	(.42)	—	(.42)	10.22	10.42

32	Nuveen Investments

Ratios/Supplemental Data

Total Returns	Ratios to Average Net Assets
Based	Net
Based	on	Ending	Investment	Portfolio
on	Market	Net Assets	Income	Turnover
NAV	(a)	Value	(a)	(000)	Expenses	(Loss	)	Rate	(b)

3.40%	4.46%	$131,333.59	%*	3.28	%*	7%
.95	1.83	129,153.58	3.44	15
5.32	4.77	132,277.56	3.51	17
8.49	8.49	129,868.62	3.92	17
2.15	(1.89)	124,549.59	4.22	8
10.06	8.83	126,832.59	4.38	5

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.

Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and new investment sub-advisory agreement with the Fund’s sub-adviser. These new agreements were approved by shareholders of the Fund, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to the Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreement and investment sub-advisory agreement in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

34	Nuveen Investments

As of September 30, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$ —

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

As of September 30, 2014, the Fund was not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$128,420,685	$—		$128,420,685
Corporate Bonds**	—	—	3,496	***	3,496
Short-Term Investments:
Municipal Bonds*	—	—	305,625	***	305,625
Total	$—	$128,420,685	$309,121		$128,729,806

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

36	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the six months ended September 30, 2014.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in Fund shares were as follows:

	Six Months	Year
	Ended	Ended
	9/30/14	3/31/14
Shares issued to shareholders due to reinvestment of distributions	—	—

5. Investment Transactions
Long-term purchases and sales (including maturities) during the six months ended September 30, 2014, aggregated $8,631,070 and $9,544,610, respectively.

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

Cost of investments	$120,825,147
Gross unrealized:
Appreciation	$8,104,773
Depreciation	(200,114)
Net unrealized appreciation (depreciation) of investments	$7,904,659

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2014, the Fund’s last tax year end, as follows:

Paid-in-surplus	$(4,444)
Undistributed (Over-distribution of) net investment income	(18,898)
Accumulated net realized gain (loss)	23,342

38	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2014, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income1	$434,534
Undistributed net ordinary income2	—
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2014, paid on April 1, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2014, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$4,291,761
Distributions from net ordinary income2	7,199
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2014, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
March 31, 2015	$11,084
March 31, 2016	44,763
March 31, 2017	148,403
Not subject to expiration	224,253
Total	$428,503

As of March 31, 2014, the Fund’s last tax year end, $14,448 of the Fund’s capital loss carryforwards expired and $150,005 of the Fund’s capital loss carryforwards were utilized.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses3	$44,107
Late-year ordinary losses4	—

3	Capital losses incurred from November 1, 2013 through March 31, 2014, the Fund’s last tax year end.
4	Ordinary losses incurred from January 1, 2014 through March 31, 2014, and specified losses incurred from November 1, 2013 through March 31, 2014.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For net assets over $2 billion	.2375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2014, the complex-level fee rate for the Fund was .1646%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

40	Nuveen Investments

8. New Accounting Pronouncement
Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Events

Purchase and Sale Agreement
As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and a new investment management agreement and a new sub-advisory agreement have been approved by shareholders of the Fund and went into effect on October 1, 2014.

Nuveen Investments	41

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm**	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

**
During the fiscal period ended March 31, 2015, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Fund replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Fund for the two most recent fiscal periods ended March 31, 2014 and March 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended March 31, 2014 and March 31, 2013 for the Fund and for the period April 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information
The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	43

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

I. The Approval Process
The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund’s advisory agreement (the “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (the “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the performance of its peer group and appropriate benchmark); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub- advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In

46	Nuveen Investments

addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   Nature, Extent and Quality of Services

1. The Original Advisory Agreements
In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

48	Nuveen Investments

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements
In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

50	Nuveen Investments

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.   The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreements
The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment team. In considering the Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

• The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, which include the Fund, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

With respect to the Nuveen funds with Performance Peer Groups classified as less relevant as noted above, the Board considered such funds’ performance compared to their respective benchmarks and noted that the Fund’s performance over time was satisfactory compared to the performance of its benchmark. In this regard, the Board noted that, although the Fund underperformed its benchmark in the three-year period, it provided generally comparable returns to its benchmark for the one- and five-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements
With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.   Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members noted that the Fund had a higher net management fee and net expense ratio (including fee waivers and expense reimbursements) compared to the respective peer averages (generally due to limitations with the Peer Universe).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

52	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4. The New Advisory Agreements
As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

54	Nuveen Investments

D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements
As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.   Indirect Benefits

1. The Original Advisory Agreements
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from

Nuveen Investments	55

its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements
The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.   Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

• Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

• The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

• The reputation, financial strength and resources of TIAA-CREF.

• The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

• The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.   Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

56	Nuveen Investments

II. Approval of Interim Advisory Agreements
At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the “Interim Investment Management Agreement”) between the Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/-52 basis points for taxable fixed income funds).

Nuveen Investments	57

Notes

58	Nuveen Investments

Notes

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0914D 4523-INV-B11/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 5, 2014